9001-P1 04/26

FRANKLIN TEMPLETON TRUST
SUPPLEMENT DATED APRIL 24, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED AUGUST 1, 2025 OF
FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND (THE “FUND”)

Effective on or about May 18, 2026, the Summary Prospectus, Prospectus and SAI of the Fund are amended as follows:

I. The following is added below the “Fund Summary—Investment Manager” section of the Summary Prospectus and Prospectus for the Fund:

Sub-Advisor

Western Asset Management Company, LLC (Western Asset). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. The following replaces the second paragraph in the “Fund Details—Management” section of the Prospectus for the Fund:

Under a separate agreement with Franklin Advisers, Inc. (Advisers), Western Asset Management Company, LLC (Western Asset) provides the day-to-day portfolio management of the Fund. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2026, the total assets under management of Western Asset and its supervised affiliates were approximately $223.97 billion. Western Asset is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources).

The Fund pays Advisers a fee for managing the Fund’s assets and Advisers pays Western Asset for its services.

III. The last sentence in the “Fund Details—Management—Manager of Managers Structure” section of the Prospectus for the Fund is hereby deleted.

IV. The following replaces the second and third sentences, respectively, of the “Fund Details—Distributions and Taxes— Income and Capital Gain Distributions” section of the Prospectus for the Fund:

The Fund intends to declare income dividends from its net investment income each day when it makes its final net asset value (NAV) calculation. Your account (via the App or Institutional Web Portal) begins to receive dividends beginning on the day the Fund receives your investment, provided the investment is received by the Fund on any business day in good order prior to 2 p.m. Pacific time or the fund’s final (close of business) NAV calculation time, whichever is earlier.

V. The following replaces the applicable disclosure in all places in the “Your Account—Buying Shares” table that discuss the timing for making a same day investment in the Prospectus for the Fund:

To make a same day investment, your order must be received and accepted by us prior to 2 p.m. Pacific time (or such earlier time as described in the section entitled "Calculating Share Price” below) on any day on which the Fund is open for business.

VI. The following replaces the applicable disclosure in all places in the “Your Account—Selling Shares” table that discuss the timing for making a same day investment in the Prospectus for the Fund:

If we receive your request in proper form prior to 2 p.m. Pacific time (or such earlier time as described in the section entitled "Calculating Share Price” below) on any day on which the Fund is open for business, proceeds will be sent to you by the method you request. Proceeds sent by ACH generally will be available within two to three business days.

VII. The following replaces the second and fourth bullets in the section titled “Your Account—Peer-to-Peer Transfer of Shares” in the Prospectus for the Fund:

• Upon the Fund’s next final (close of business) NAV calculation time after any transfer requests have been completed, the Fund’s transfer agent will use Franklin Templeton’s patent pending method to distribute Intraday Yield by calculating the portion of the Fund’s income dividends from its net investment income for that NAV cycle that will be allocated to the transferor and the transferee based on the period of time each of the transferor and transferee held such transferred shares during such NAV cycle. Thus, the transferee will effectively begin accruing income dividends from the Fund’s net investment income immediately upon the transfer. For example, if the transferor and the transferee each held the shares for 12 hours of a 24-hour NAV cycle, each would receive 50% of the dividend distribution for that NAV cycle. Despite the simplicity of this example, the Fund’s dividend distribution calculation can take into account any number of transfers of any amounts between any number of participants during a NAV cycle.

• Scheduled transfers requested through the Benji mobile app will be processed at the Fund’s next NAV calculation time on the date of the scheduled transfer.

VIII. The following replaces the second paragraph in the section titled “Your Account—Account Policies—Calculating Share Price” in the Prospectus for the Fund:

The Fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (FRBNY) are open for business. Therefore, the Fund will be closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the Federal Reserve wire payment system is open and the NYSE is open, the Fund may not calculate its NAV and may close for purchase or redemption transactions if—due to an emergency or other unanticipated event—the bond markets are closed for business as recommended by the Securities Industry and Financial Markets Association (SIFMA). In the event the NYSE does not open for business because of an emergency or other unanticipated event, the Fund may, but is not required to, calculate its NAV and open for purchase or redemption transactions if the Federal Reserve wire payment system is open and the bond markets are open.

The Fund typically calculates its NAV as of each hour from 8:00 a.m. (Eastern time) until its close of business on each Fund business day (normally, 5:00 p.m. (Eastern time)). However, at the Board’s discretion, the Fund could, without advance notice, determine not to make one or more intraday calculations on a given day for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual Fund purchase or redemption activity. If the Fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by SIFMA) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the Fund reserves the right to close early and make its final NAV calculation as of the time of its early close.

The Fund normally closes for business at 5:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a holiday is celebrated, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. For calendar year 2026, SIFMA recommends an early close of the bond markets on April 3, 2026; May 22, 2026; July 2, 2026; November 27, 2026; December 24, 2026 and December 31, 2026. The schedule may be changed by SIFMA due to market conditions.

IX. The following is added as a new section under the “Management and Other Services” section of the SAI for the Fund:

Sub-Advisor  The Fund’s sub-advisor is Western Asset Management Company, LLC (Western Asset). The sub-advisor has a sub-advisory agreement with Advisers and regularly provides with respect to the portion of the Fund’s assets allocated to it by the investment manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment goals, policies and restrictions; and places orders pursuant to its investment determinations. The sub-advisor may delegate to companies that the sub-advisor controls, is controlled by, or is under common control with, certain of the sub-advisor’s duties under the sub-advisory agreement, subject to the sub-advisor’s supervision, provided the sub-advisor will not be relieved of its duties or obligations under the sub-advisory agreement as a result of any delegation. The sub-advisor's activities are subject to the board's review and direction, as well as Advisers’ instruction and supervision.

Advisers pays Western Asset for its services to the Fund.

X. The following replaces the first sentence of the “Proxy Voting Policies and Procedures” section of the SAI for the Fund:

 The investment manager delegates to the sub-advisor the responsibility to vote proxies related to the portfolio securities held by the Fund. The sub-advisor votes proxies in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the sub-advisor.

XI. The following replaces the first paragraph of the “Distributions and Taxes” section in the SAI for the Fund:

Distributions  The Fund intends to declare income dividends from its net investment income each day when it makes its final net asset value calculation and reinvests them daily. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the payable date, which has the effect of compounding of dividends.

Please retain this supplement for future reference.